[GRAPHIC APPEARS HERE]	One Franklin Parkway
San Mateo, CA 94403-1906

tel 650/312.2000
franklintempleton.com

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURUSANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Jimmy D. Gambill, Chief Executive Officer of the Franklin Templeton Variable Insurance Products Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The periodic report on Form N-CSR of the Registrant for the period ended 6/30/03 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: August 6, 2003

/s/ Jimmy D. Gambill
Jimmy D. Gambill
Chief Executive Officer—Finance and Administration

A signed original of this written statement required by Section 906 has been provided to Registrant and will be retained by Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

[GRAPHIC APPEARS HERE]	One Franklin Parkway
San Mateo, CA 94403-1906

tel 650/312.2000
franklintempleton.com

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURUSANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Kimberley H. Monasterio, Chief Financial Officer of the Franklin Templeton Variable Insurance Products Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The periodic report on Form N-CSR of the Registrant for the period ended 6/30/03 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: August 6, 2003

/s/ Kimberley H. Monasterio
Kimberley H. Monasterio
Treasurer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Registrant and will be retained by Registrant and furnished to the Securities and Exchange Commission or its staff upon request.